Vanguard Managed Allocation Fund
Supplement Dated February 14, 2023, to the Prospectus
Reorganization of Vanguard Managed Allocation Fund into Vanguard LifeStrategy® Moderate Growth Fund

The Board of Trustees of Vanguard Valley Forge Funds (the Trust) has approved an agreement and plan of reorganization (the Agreement) whereby Vanguard Managed Allocation Fund, a series of the Trust, would be reorganized with and into Vanguard LifeStrategy Moderate Growth Fund, a series of Vanguard STAR® Funds.
The reorganization will consolidate the assets of the Funds and allow the Managed Allocation Fund shareholders to become shareholders of a significantly larger fund with a similar investment objective and lower expenses. The Board of the Trust along with the Board of Vanguard STAR Funds, after careful consideration, unanimously approved the Agreement, each concluding that the reorganization is in the best interests of their respective Fund and that the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.
The reorganization does not require shareholder approval and is expected to close on or about May 19, 2023. Prior to the closing, shareholders of the Managed Allocation Fund will receive a combined Information Statement/Prospectus, which will describe the reorganization, provide a description of the LifeStrategy Moderate Growth Fund, and include a comparison of the Funds. At the closing, shareholders will receive Investor Shares of the LifeStrategy Moderate Growth Fund in exchange for their Managed Allocation Fund Investor Shares, and after the closing, the Managed Allocation Fund will have no remaining assets and will be dissolved.
The Managed Allocation Fund will restructure its portfolio in anticipation of the reorganization and is expected to deviate from its investment objective and strategies. Since the portfolio transition period may take a significant amount of time, there may be times when the Managed Allocation Fund is holding large amounts of uninvested cash. This may negatively impact the Managed Allocation Fund’s performance.
Although we anticipate that the reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, the reorganization will have tax consequences for certain shareholders. It is expected that approximately 47% of the Managed Allocation Fund’s portfolio assets will be sold in advance of the reorganization in order to align the holdings of the Managed Allocation Fund with the holdings of the LifeStrategy Moderate Growth Fund. It is also expected that the Managed Allocation Fund will experience shareholder redemptions prior to the reorganization. In addition, Vanguard Alternative Strategies Fund, an underlying fund in which the Managed Allocation Fund invests, is scheduled to liquidate on or about April 19, 2023, which will also be treated as a sale of portfolio assets by the Managed Allocation Fund.
When the sale of portfolio assets occurs at a price in excess of the initial purchase price, the transaction results in capital gains. As a result of the expected sales of approximately 47% of the Managed Allocation Fund’s assets plus the liquidation of Vanguard Alternative Strategies Fund as well as any additional sales required to satisfy shareholder redemptions, the Managed Allocation Fund is expected to realize capital gains, which must be distributed along with any undistributed net income to the then-current shareholders prior to the consummation of the reorganization. For example, if the Managed Allocation Fund had sold the approximately 47% of its portfolio assets on January 31, 2023, the Managed Allocation Fund would have realized net capital gains of approximately $75 million, representing approximately 6% of the Fund’s net assets or approximately $1.00 per share. The actual pre-reorganization capital gain distribution could be lower or higher and, while unlikely, could be substantially higher than such amount. For comparison, the Managed Allocation Fund’s capital gains distributions have historically ranged from 0%-6.2% of NAV. The final distribution amount will be dependent on certain factors, including market performance and shareholder redemption activity. Gain distributions will be taxable to shareholders who hold their shares in taxable accounts.
Shareholders should contact their tax advisors concerning the tax consequences of the reorganization and evaluate their individual cost basis and any potential tax liability resulting from investment decisions related to the reorganization, including redeeming their Managed Allocation Fund shares or exchanging them for shares of another fund prior to the consummation of the reorganization.
Closed to New Accounts
Effective immediately, the Managed Allocation Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization.

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